January 31, 2008

Securities and Exchange Commission
Washington, D.C. 20549

Commissioners:

We have read Polaris Acquisition Corp.'s statements included under Item 4.01 of its Form 8-K filed on January 31, 2008, and we agree with such statements concerning our firm.

/s/ GOLDSTEIN GOLUB KESSLER LLP

GOLDSTEIN GOLUB KESSLER LLP